GEOVIC MINING APPOINTS MICHAEL GOLDBERG AS DIRECTOR

September 24, 2008 – Grand Junction, CO - Geovic Mining Corp. (“Geovic” or “The Company”, TSX: GMC, OTC.BB:GVCM), today announced the appointment of Dr. Michael Goldberg to its Board of Directors, bringing the Board size up to seven.

Currently Professor and Dean Emeritus at the Sauder School of Business, University of British Columbia, Dr. Goldberg’s academic career spans some four decades. Additionally, he has extensive board experience in the private, public, and professional service sectors, having consulted to businesses and governments in Canada, the U.S., and Asia, while serving on the board of directors of a dozen publicly-listed and private companies.

He also currently serves on the MasterCard Worldwide Asia Pacific Knowledge Panel and on the MasterCard Worldwide Centers of Commerce Knowledge Panel, which he chairs as of November, 2007.

As a result of his research and policy experience, he has advised businesses, trade associations and governments at all levels around the world on housing, real estate, transportation, and urban and regional development initiatives.

Wade Nesmith, Chairman of Geovic Mining, comments “we welcome Dr. Goldberg to the Company’s Board of Directors. His wealth of international academic and business experience will serve Geovic well in meeting its long-term goals.”

Geovic Background

Geovic is a U.S.-based corporation whose principal asset is a significant cobalt-nickel-manganese deposit in the Republic of Cameroon, with initial production scheduled for late 2010. Additionally, the company controls a diverse portfolio of energy, precious metals, and uranium projects in the United States, operated through its wholly-owned subsidiary Geovic Energy.

Additional Company and project information may be found on the websites www.sedar.com and www.sec.gov. For more information, please contact:

Andrew Hoffman			or	Vanguard Shareholder Solutions
VP, Investor Relations				Direct (604) 608-0824
Geovic Mining Corp.				Toll-Free (866) 801-0779
Direct	(720)	350-4130		ir@vanguardsolutions.ca
Toll-Free	(888)	350-4130
ahoffman@geovic.net

On behalf of the Board John E. Sherborne, CEO and Director Cautionary Note Regarding Forward Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements (within the meaning of Canadian securities legislation) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to the future price of metals; the estimation of mineral reserves and resources; the timing and amount of estimated future production, costs of production, and capital expenditures; costs and timing of the development of new deposits; and success of exploration activities, permitting time lines, currency fluctuations, requirements for additional capital, government regulation of mining operations, environmental risks, unanticipated reclamation expenses, title disputes or claims and limitations on insurance coverage. In certain cases, forward-looking statements can be identified by the use of words such as “proposes”, “expects”, “is expected”, “scheduled”, “estimated”, “intends”, or variations of such words and phrases or state that certain actions, events or results “will” occur. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others, risks related to operations; actual results of current exploration activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of metals; possible variations in ore reserves, grades, or recovery rates; failure of plant, equipment or processes to operate as anticipated; accidents, labour disputes, other risks of the mining industry, delays in obtaining governmental approvals or financing or in the completion of development or construction activities and other factors as described in detail in the Company’s Annual Information Form and Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.